Exhibit 99.1
Unaudited Pro Forma Condensed Consolidated Financial Statements of Valeant Pharmaceuticals International
The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical consolidated financial statements of Valeant Pharmaceuticals International (the “Company”) after giving effect to the sale of the WEEMEA Business, and the estimates and assumptions described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.
The Company’s unaudited pro forma condensed consolidated statements of operations give effect to the disposition of the WEEMEA Business as if it had occurred on January 1, 2005, and the unaudited pro forma condensed consolidated balance sheet gives effect to the disposition as if it had occurred on June 30, 2008. The unaudited pro forma condensed consolidated statements of operations were derived by adjusting the historical statements of the Company for the removal of revenues and expenses associated with the WEEMEA Business and the pro forma adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.
The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s historical financial statements and related notes thereto contained in its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.
The unaudited pro forma condensed consolidated balance sheet contained herein includes estimates based on presently available information and certain assumptions that the Company believes are reasonable. The actual amounts could differ from these estimates. The unaudited pro forma condensed consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved by the Company had the sale of the WEEMEA Business been completed as of the dates indicated, or of the financial position that may be obtained by the Company in the future. In addition, the unaudited pro forma condensed consolidated balance sheet does not reflect changes that may occur as a result of activities subsequent to the disposition described above.

Valeant Pharmaceuticals International
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2008
(In thousands)

		WEEMEA	Pro Forma
	As Reported	Business	Adjustments		Pro Forma
		(a)
ASSETS
Current Assets:
Cash and cash equivalents	$466,300	$127,263	$428,432	(b)	$767,469
Marketable securities	83,684	1,011	—		82,673
Accounts receivable, net	169,143	44,276	—		124,867
Inventories, net	119,185	35,783	—		83,402
Prepaid expenses and other current assets	19,594	2,699	—		16,895
Current deferred tax assets, net	12,655	946	—		11,709
Income taxes	13,753	808	—		12,945

Total current assets	884,314	212,786	428,432		1,099,960
Property, plant and equipment, net	123,518	7,805	—		115,713
Deferred tax assets, net	91,845	5,211	—		86,634
Goodwill	73,138	—	—		73,138
Intangible assets, net	376,484	141,092	—		235,392
Other assets	42,223	2,603	—		39,620

Total non-current assets	707,208	156,711	—		550,497

	$1,591,522	$369,497	$428,432		$1,650,457

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Trade payables	$54,178	$14,378	$—		$39,800
Accrued liabilities	151,626	31,012	12,903	(c)	133,517
Other current liabilities	10,645	—	49,310	(d)	59,955
Current deferred tax liabilities, net	50,766	—	—		50,766
Current liabilities for uncertain tax positions	8,965	—	—		8,965

Total current liabilities	276,180	45,390	62,213		293,003
Long-term debt, less current portion	780,963	—	—		780,963
Deferred tax liabilities, net	10,472	—	—		10,472
Liabilities for uncertain tax positions	60,319	—	—		60,319
Other liabilities	26,545	1,289	—		25,256

Total non-current liabilities	878,299	1,289	—		877,010

Total liabilities	1,154,479	46,679	62,213		1,170,013

Commitments and contingencies
Stockholders’ Equity:
Common stock	895	—	—		895
Additional capital	1,208,840	—	—		1,208,840
Accumulated deficit	(924,713)	—	86,372	(e)	(838,341)
Accumulated other comprehensive income	152,021	42,971	—		109,050

Total stockholders’ equity	437,043	42,971	86,372		480,444

	$1,591,522	$89,650	$148,585		$1,650,457

See notes to unaudited pro forma condensed consolidated financial statements.

Valeant Pharmaceuticals International
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Years Ended December 31, 2007, 2006 and 2005
(In thousands, except per share amounts)

	Year Ended December 31, 2007			Year Ended December 31, 2006			Year Ended December 31, 2005
		WEEMEA			WEEMEA			WEEMEA
	As Reported	Business	Pro Forma	As Reported	Business	Pro Forma	As Reported	Business	Pro Forma
		(f)			(f)			(f)
Revenues:
Product sales	$785,770	$175,690	$610,080	$781,562	$171,511	$610,051	$731,869	$179,386	$552,483
Alliance revenue (including ribavirin royalties)	86,452	—	86,452	81,242	—	81,242	91,646	—	91,646

Total revenues	872,222	175,690	696,532	862,804	171,511	691,293	823,515	179,386	644,129

Costs and expenses:
Cost of goods sold (excluding amortization)	233,094	71,153	161,941	238,141	76,376	161,765	222,358	74,427	147,931
Selling expenses	259,324	65,514	193,810	244,757	62,102	182,655	232,316	70,247	162,069
General and administrative expenses	111,721	11,980	99,741	114,583	12,047	102,536	108,508	14,455	94,053
Research and development costs	98,025	35	97,990	105,442	(43)	105,485	114,100	330	113,770
Acquired in-process research and development	—	—	—	—	—	—	126,399	—	126,399
Gain on litigation settlements	—	—	—	(51,550)	—	(51,550)	—	—	—
Restructuring, asset impairments and dispositions	23,176	(4,499)	27,675	138,181	49,565	88,616	1,253	—	1,253
Amortization expense	71,567	15,581	55,986	65,276	13,980	51,296	68,832	19,497	49,335

Total costs and expenses	796,907	159,764	637,143	854,830	214,027	640,803	873,766	178,956	694,810

Income (loss) from operations	75,315	15,926	59,389	7,974	(42,516)	50,490	(50,251)	430	(50,681)

Other income (loss), net including translation and exchange	1,060	(599)	1,659	1,152	386	766	(6,358)	(4,365)	(1,993)
Interest income	17,792	209	17,583	12,610	244	12,366	13,169	205	12,964
Interest expense	(42,878)	44	(42,922)	(43,726)	(257)	(43,469)	(40,326)	(280)	(40,046)

Income (loss) from continuing operations before income taxes and minority interest	51,289	15,580	35,709	(21,990)	(42,143)	20,153	(83,766)	(4,010)	(79,756)
Provision for income taxes	25,233	11,149	14,084	34,824	(2,196)	37,020	55,073	(11,824)	66,897
Minority interest, net	2	—	2	3	—	3	287	—	287

Income (loss) from continuing operations	$26,054	$4,431	$21,623	$(56,817)	$(39,947)	$(16,870)	$(139,126)	$7,814	$(146,940)

Income (loss) per share from continuing operations:
Basic	$0.28		$0.23	$(0.61)		$(0.18)	$(1.52)		$(1.60)

Diluted	$0.28		$0.23	$(0.61)		$(0.18)	$(1.52)		$(1.60)

Shares used in per share computations:
Basic	93,029		93,029	93,387		93,387	91,797		91,797

Diluted	93,976		93,976	93,387		93,387	91,797		91,797

See notes to unaudited pro forma condensed consolidated financial statements.

Valeant Pharmaceuticals International
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Six Months Ended June 30, 2008 and 2007
(In thousands, except per share amounts)

	Six Months Ended June 30, 2008			Six Months Ended June 30, 2007
		WEEMEA			WEEMEA
	As Reported	Business	Pro Forma	As Reported	Business	Pro Forma
		(f)			(f)
Revenues:
Product sales	$373,871	$91,151	$282,720	$369,520	$85,397	$284,123
Alliance revenue (including ribavirin royalties)	27,578	—	27,578	55,425	—	55,425

Total revenues	401,449	91,151	310,298	424,945	85,397	339,548

Costs and expenses:
Cost of goods sold (excluding amortization)	124,369	39,604	84,765	104,515	32,143	72,372
Selling expenses	123,396	34,154	89,242	126,085	29,524	96,561
General and administrative expenses	67,588	16,018	51,570	54,858	3,609	51,249
Research and development costs	52,084	257	51,827	43,727	41	43,686
Restructuring, asset impairments and dispositions	4,919	4,474	445	13,575	(4,499)	18,074
Amortization expense	36,178	10,051	26,127	36,147	7,624	28,523

Total costs and expenses	408,534	104,558	303,976	378,907	68,442	310,465

Income (loss) from operations	(7,085)	(13,407)	6,322	46,038	16,955	29,083
Other income (loss), net including translation and exchange	(3,389)	(1,560)	(1,829)	2,818	(572)	3,390
Interest income	10,305	345	9,960	9,280	77	9,203
Interest expense	(19,353)	(23)	(19,330)	(21,834)	(8)	(21,826)

Income (loss) from continuing operations before income taxes and minority interest	(19,522)	(14,645)	(4,877)	36,302	16,452	19,850
Provision (benefit) for income taxes	54,501	15,950	38,551	899	1,513	(614)
Minority interest, net	4	—	4	—	—	—

Income (loss) from continuing operations	$(74,027)	$(30,595)	$(43,432)	$35,403	$14,939	$20,464

Income (loss) per share from continuing operations:
Basic	$(0.83)		$(0.48)	$0.37		$0.22

Diluted	$(0.83)		$(0.48)	$0.37		$0.21

Shares used in per share computations:
Basic	89,696		89,696	94,911		94,911

Diluted	89,696		89,696	96,090		96,090

See notes to unaudited pro forma condensed consolidated financial statements.

Valeant Pharmaceuticals International
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(In thousands)

(a)	Reflects the removal of the assets, liabilities and equity of the WEEMEA Business as of June 30, 2008.

(b)	Reflects the receipt of cash proceeds of $428,432 from the sale of the WEEMEA Business, before application of any post-closing adjustments that are not yet estimable.

(c)	Reflects the estimated transaction-related fees payable incurred in connection with the sale of the WEEMEA Business.

(d)	Reflects estimated taxes payable associated with the gain on sale of the WEEMEA Business.

(e)	Reflects the estimated gain on the sale of the WEEMEA Business, net of transaction-related fees and taxes, as follows:

Cash proceeds	$428,432
Less:
Net assets of the WEEMEA Business	279,847
Estimated transaction-related fees	12,903
Estimated taxes on gain	49,310

Estimated gain on sale, after transaction-related fees and net of tax	$86,372

(f)	Reflects the removal of the results of operations of the WEEMEA Business for the years ended December 31, 2007, 2006 and 2005, and for the six months ended June 30, 2008 and 2007.

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